MERGER AGREEMENT
This Merger Agreement, dated as of October 11, 2012 (this “Agreement”), is entered into by and between Diamondback Energy LLC, a Delaware limited liability company (“Diamondback LLC”), and Diamondback Energy, Inc., a Delaware corporation (the “Company”).
RECITALS
A.    The Company has an authorized capital of 100 shares of common stock, par value $0.01 per share (“Old Common Stock”), of which 100 shares are issued and outstanding.
B.    At the Effective Time (defined below), all of the shares of Old Common Stock are owned by Diamondback LLC, its sole stockholder.
C.    DB Energy Holdings LLC, a Delaware limited liability company (“DB Holdings”), directly owns 100% of the limited liability company interests in Diamondback LLC (each, a “Membership Interest” and, collectively, the “Membership Interests”).
D.    In connection with the initial public offering of the Company’s common stock (the “IPO”), the parties desire to merge the Company with and into Diamondback LLC, pursuant to which the Company will continuing as the surviving corporation and the separate existence of Diamondback LLC will cease, upon the terms and subject to the conditions set forth in this Agreement (the “Merger”).
E.    The board of directors of the Company and the sole manager of Diamondback LLC have each determined that the Merger is advisable and in the best interest of the Company and Diamondback LLC and have each approved and adopted this Agreement and recommended that the respective equity holders of the Company and Diamondback LLC approve and adopt this Agreement and approve the Merger.
F.    The holders of the voting equity of each of the Company and Diamondback LLC have unanimously approved and adopted this Agreement and the Merger.
NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Agreement, Diamondback LLC and the Company agree as follows:
I.THE MERGER
1.1    Merger. In accordance with the provisions of this Agreement and the Delaware General Corporation Law (the “DGCL”), at the Effective Time (as defined below), the Company will be merged with and into Diamondback LLC, Diamondback LLC’s separate existence will cease and the Company will be the surviving corporation in the Merger and shall succeed to and assume all the rights and obligations of Diamondback LLC. The Company, as the surviving corporation after the Merger, is herein sometimes referred to as the “Surviving Corporation.”
1.2    Filing and Effectiveness. The parties will cause a Certificate of Merger (the “Certificate of Merger”) in substantially the form of Exhibit A hereto, meeting the requirements of the DGCL, to be executed and filed with the Secretary of State of the State of Delaware. The Merger will become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware (the “Effective Time”).
1.3    Effects of the Merger.
(a)    General. The Merger will have the effects specified in Section 259 of the DGCL.
(b)    Certificate of Incorporation and Bylaws. At the Effective Time, (i) the Company’s certificate of incorporation shall be amended and restated as set forth in Exhibit B attached hereto (the “Certificate of Incorporation”) and shall continue to be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the provisions thereof and applicable law and (ii) the Company’s bylaws shall be amended and restated as set forth in Exhibit C attached hereto (the “Bylaws”) and shall continue to be the bylaws of the Surviving Corporation until thereafter amended in accordance with the provisions thereof and applicable law.
(c)    Directors and Officers. Following the Effective Time, the directors of the Company immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, retirement, disqualification or removal in accordance with applicable law and the Certificate of Incorporation and Bylaws.
(d)    Effect on Capital Stock. At and as of the Effective Time, without any action on the part of Diamondback LLC or the Company, as the case may be, or of any holder of any shares of capital stock of or other equity interest in Diamondback LLC or the Company, the shares of capital stock and other securities of Diamondback LLC and the Company will be treated as follows:
(i)    Cancellation of Old Common Stock. Each share of Old Common Stock outstanding immediately prior to the Effective Time will be canceled without payment of any consideration therefor and shall cease to exist.
(ii)    Conversion of the Membership Interests. All the Membership Interests issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for 14,697,496 validly issued, fully paid and nonassessable shares of the common stock of the Surviving Corporation, par value $0.01 per share (“Surviving Common Stock”).
(iii)    Surrender of Old Common Stock. At or before the Effective Time, Diamondback LLC shall surrender any and all outstanding certificates representing shares of Old Common Stock to the Surviving Corporation.
1.4     Taking of Necessary Action; Further Action. Prior to the Effective Time, the Company and Diamondback LLC shall take all such action as shall be necessary or appropriate to effectuate the Merger. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of the Company and Diamondback LLC, the officers and directors of the Surviving Corporation are fully authorized, in the name of and on behalf of the Company and Diamondback LLC, to take, and the Company will cause them to take, all such lawful and necessary action.
II.    GENERAL
2.1    Termination. Diamondback LLC and the Company, by written agreement, may terminate this Agreement as to all parties and the Merger may be abandoned for any reason whatsoever, at any time prior to the Effective Time.
2.2    No Third Party Beneficiaries. There are no third party beneficiaries having rights under or with respect to this Agreement.
2.3    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.
2.4    Amendments. This Agreement may not be amended or modified except by a writing signed by all of the parties.
2.5    Entire Agreement. This Agreement, together with the Exhibits hereto, constitutes the entire agreement and understanding of the parties in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

2

2.6    Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representative as of the date stated in the introductory paragraph of this Agreement.

DIAMONDBACK ENERGY LLC

By:    Wexford Capital LP, its Manager

By: Wexford GP LLC, its general partner

By:	/s/ Jay Maymudes
Name: Jay Maymudes
Title: Vice President, Secretary and Treasurer

DIAMONDBACK ENERGY, INC.

By:    /s/ Randall J. Holder
Name: Randall J. Holder
Title: Vice President

Merger Agreement
    Signature Page

EXHIBIT A

CERTIFICATE OF MERGER

[Attached]

CERTIFICATE OF MERGER
OF
DIAMONDBACK ENERGY LLC
WITH AND INTO
DIAMONDBACK ENERGY, INC.
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation, hereby certifies that:
FIRST: The name of the surviving corporation is Diamondback Energy, Inc., a Delaware corporation, and the name of the limited liability company being merged into this surviving corporation is Diamondback Energy LLC, a Delaware limited liability company.
SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company in accordance with the requirements of Delaware law.
THIRD: The name of the surviving corporation is Diamondback Energy, Inc., a Delaware corporation.
FOURTH: The merger is to become effective upon the filing of this certificate of merger.
FIFTH: The Company’s certificate of incorporation shall be amended and restated in the merger, and the certificate of incorporation of the surviving corporation shall be as set forth in Exhibit A attached hereto.

SIXTH: The executed agreement of merger is on file at 14301 Caliber Drive, Suite 300, Oklahoma City, Oklahoma 73134, the address of the principal place of business of the surviving corporation.

SEVENTH: A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Diamondback Energy, Inc. has caused this certificate to be signed by an authorized officer on this 11th day of October, 2012.

DIAMONDBACK ENERGY, INC.
By:    /s/ Randall J. Holder
Name:    Randall J. Holder
Title:    Vice President

EXHIBIT B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

[Attached]

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DIAMONDBACK ENERGY, INC.
ARTICLE I
NAME
The name of the corporation is Diamondback Energy, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE III
REGISTERED AGENT
The street address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, County of New Castle, City of Wilmington, Delaware 19808 and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1    Authorized Capital Stock. The total number of shares of capital stock that the Corporation is authorized to issue is 110,000,000 shares, divided into two classes consisting of 100,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).
Section 4.2    Preferred Stock
(a)    Shares of Preferred Stock may be issued in one or more series from time to time with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the board of directors of the Corporation (the “Board”) and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.
(b)    Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Amended and Restated Certificate of Incorporation (this “Certificate”) (including any Preferred Stock Designation), the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or any series thereof, irrespective of the provisions of Section 242(b)(2) of the DGCL, unless a vote of any such holders of Preferred Stock is required pursuant to another provision of this Certificate (including any Preferred Stock Designation).
Section 4.3    Common Stock
(a)    Each holder of shares of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock, as such, shall

1

not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the DGCL.
(b)    Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c)    In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
ARTICLE V
RELATED PARTY TRANSACTIONS AND CORPORATE OPPORTUNITIES
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation of the powers conferred by law:
Section 5.1    Related Party Transactions. No contract or other transaction of the Corporation with any other person, firm, corporation or other entity in which the Corporation has an interest, shall be affected or invalidated by the fact that any one or more of the directors or officers of the Corporation, individually or jointly with others, may be a party to or may be interested in any contract or transaction so long as the contract or other transaction is approved by the Board in accordance with the DGCL. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his or her contracting with the Corporation for the benefit of himself or herself or any firm or corporation in which he or she may be in any way interested.
Section 5.2    Corporate Opportunities.
(d)    In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of DB Energy Holdings LLC and Gulfport Energy Corporation (together, the “Original Stockholders”) and their respective Affiliates (as defined below) may serve as directors or officers of the Corporation, (ii) the Original Stockholders and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Section 5.2 are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve the Original Stockholders, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.
(e)    None of (i) any Original Stockholder or any of its Affiliates or (ii) any Non-Employee Director or his or her Affiliates (the Persons (as defined below) identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall have any duty to refrain from directly or indirectly (x) engaging in a corporate opportunity in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (y) otherwise competing with the Corporation, and, to the fullest extent permitted by the DGCL, no Identified Person shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty, in each case, by reason of the fact that such Identified Person engages in any such activities. The Corporation hereby renounces any interest or expectancy in, or

2

in being offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in paragraph (c) of this Section 5.2. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or himself and the Corporation or any of its Affiliates, such Identified Person shall have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by the DGCL, shall not (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, in each case, by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself or himself, or offers or directs such corporate opportunity to another Person.
(f)    The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of this Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation and the provisions of Section 5.2(b) shall not apply to any such corporate opportunity.
(g)    In addition to and notwithstanding the foregoing provisions of this Section 5.2, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
(h)    For purposes of this Section 5.2, (i) “Affiliate” shall mean (A) in respect of an Original Stockholder, any Person that, directly or indirectly, is controlled by such Original Stockholder, controls such Original Stockholder or is under common control with such Original Stockholder and shall include any principal, member, director, partner, shareholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (B) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (C) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
(i)    To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 5.2.
ARTICLE VI
BOARD OF DIRECTORS
Section 6.1    Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 6.2    Number, Election and Term.
(a)    The number of directors constituting the Board shall be not fewer than five (5) nor more than thirteen (13). Subject to the previous sentence, the precise number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

3

(b)    Subject to Section 6.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(c)    Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 6.3    Newly Created Directorships and Vacancies. Subject to Section 6.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 6.4    Removal. Subject to Section 6.5, any or all of the directors may be removed from office at any time, but only by the affirmative vote of holders of a 66⅔% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 6.5    Preferred Stock – Directors. Notwithstanding any other provision of this Article VI, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article VI unless expressly provided by such terms.
ARTICLE VII
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least 66⅔% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.
ARTICLE VIII
MEETINGS OF STOCKHOLDERS
Section 8.1    No Action by Written Consent. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders, unless the Board approves in advance of the taking of such action by means of written consent of the stockholders.
Section 8.2    Special Meetings. Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.
Section 8.3    Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

4

ARTICLE IX
LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 9.1    Limitation of Director Liability. To the fullest extent that the DGCL or any other law of the State of Delaware as the same exists or is hereafter amended permits the limitation or elimination of the liability of directors, no person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Section 9.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.
Section 9.2    Indemnification and Advancement of Expenses.
(a)    To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such proceeding. The right to indemnification conferred by this Section 9.2 shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified for the expenses under this Section 9.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 9.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 9.2, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)    The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 9.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)    Any repeal or amendment of this Section 9.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)    This Section 9.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

5

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Certificate and the DGCL; and, except as set forth in Article IX, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that, notwithstanding any other provision of this Certificate, and in addition to any other vote that may be required by law or any Preferred Stock Designation, the affirmative vote of the holders of at least 66⅔% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate inconsistent with the purpose and intent of, Section 4.3(b), Article V, Article VI, Article VII, Article VIII or this Article X.
ARTICLE XI
SECTION 203
The Corporation shall not be governed by the provisions of Section 203 of the DGCL.
ARTICLE XII
CHOICE OF FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Certificate or Bylaws; or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in share of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII.

6

EXHIBIT C

AMENDED AND RESTATED BYLAWS

[Attached]

AMENDED AND RESTATED BYLAWS

OF

DIAMONDBACK ENERGY, INC.

A DELAWARE CORPORATION

(THE “CORPORATION”)

ADOPTED AS OF OCTOBER 11, 2012

AMENDED AND RESTATED BYLAWS
OF
DIAMONDBACK ENERGY, INC.
Article I
OFFICES
Section 1.1    Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.
Section 1.2    Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
STOCKHOLDERS MEETINGS
Section 2.1    Annual Meetings. The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders shall elect directors of the Corporation and may transact any other business as may properly be brought before the meeting.
Section 2.2    Special Meetings. Except as otherwise required by applicable law or provided in the Corporation’s Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer or the Board pursuant to a resolution adopted by a majority of the Whole Board (as defined below). Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.
Section 2.3    Notices. Notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting if such date is different from the record date for determining stockholders entitled to notice of the meeting shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Such notice shall be given by the Corporation not less than 10 nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4    Quorum. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5    Voting of Shares.
(a)    Voting Lists. The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order for each class of stock and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), then such list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.
(b)    Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxyholders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxyholder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c)    Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.
(i)    A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)    A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.
Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)    Required Vote. Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)    Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6    Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 2.3, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7    Advance Notice for Business.
(a)    Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and who is entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 3.2, and this Section 2.7 shall not be applicable to nominations.
(iii)    In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iv), a stockholder’s notice to the Secretary with respect to such business, to be timely, must (x) comply with the provisions of this Section 2.7(a)(i) and (y) be timely updated by the times and in the manner required by the provisions of Section 2.7(a)(iii). A stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. Notwithstanding the previous sentence, for purposes of determining whether a stockholder’s notice shall have been received in a timely manner for the annual meeting of stockholders in 2013, to be timely, a stockholder’s notice must have been received not later than the close of business on March 4, 2013 nor earlier than the opening of business on February 1, 2013, provided, further, that if the 2013 annual meeting is held more than 30 days earlier or more than 60 days later than June 1, 2013, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this Section 2.7(a).
(iv)    To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth (A) as to each such matter such stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the text of the proposed amendment) and (3) the reasons for conducting such business at the annual meeting, (B) the name and address of the stockholder proposing such business, as they appear on the Corporation’s books, and the name and address of any Stockholder Associated Person, (C) the class or series and number of shares of capital stock of the Corporation that are owned of record or are directly or indirectly owned beneficially by such stockholder and by any Stockholder Associated Person, (D) any option, warrant, convertible security, stock appreciation right, swap or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder or by any Stockholder Associated Person and any other direct or indirect opportunity of such stockholder or any Stockholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (E) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of the Corporation, (F) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of this Section 2.7 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (G) any rights owned beneficially by such stockholder or Stockholder Associated Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation, (H) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (I) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household, (J) a description of all agreements, arrangements or understandings (written or oral) between or among such stockholder, any Stockholder Associated Person or any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (K) any other information relating to such stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors (even if an election contest is not involved), or would be otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (L) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (M) a statement of whether such stockholder or any Stockholder Associated Person intends, or is part of a group that intends, to solicit proxies in connection with the proposal.
(v)    A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.7(a) shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (x) in the case of the update and supplement required to be made as of such record date, not later than five business days after such record date and (y) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof).
(vi)    The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder’s proposal has been included in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(vii)    In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c)    Definitions. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act; and “Stockholder Associated Person” shall mean for any stockholder (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).
Section 2.8    Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9    Consents in Lieu of Meeting. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, unless the Board approves in advance the taking of such action by means of written consent of stockholders, in which case such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation to its registered office in the State of Delaware, the Corporation’s principal place of business, or the Secretary of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation by delivery to the Corporation’s registered office in the State of Delaware, the Corporation’s principal place of business, or the Secretary. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. An electronic transmission consenting to the action to be taken and transmitted by a stockholder, proxyholder or a person or persons authorized to act for a stockholder or proxyholder shall be deemed to be written, signed and dated for purposes hereof if such electronic transmission sets forth or is delivered with information from which the Corporation can determine that such transmission was transmitted by a stockholder or proxyholder (or by a person authorized to act for a stockholder or proxyholder) and the date on which such stockholder, proxyholder or authorized person transmitted such transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and delivered to the Corporation by delivery either to the Corporation’s registered office in the State of Delaware, the Corporation’s principal place of business, or the Secretary of the Corporation. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the limitations on delivery in the previous sentence, consents given by electronic transmission may be otherwise delivered to the Corporation’s principal place of business or to the Secretary if, to the extent, and in the manner provided by resolution of the Board. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used; provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders were delivered to the Corporation as provided in this Section 2.9.
ARTICLE III
DIRECTORS
Section 3.1    Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.
Section 3.2    Advance Notice for Nomination of Directors.
(a)    Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors by the stockholders of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and who is entitled to vote in the election of directors at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b)    In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must (x) comply with the provisions of this Section 3.2(b) and (y) be timely updated by the times and in the manner required by the provisions of Section 3.2(e). A stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. Notwithstanding the previous sentence, for purposes of determining whether a stockholder’s notice shall have been received in a timely manner for the annual meeting of stockholders in 2013, to be timely, a stockholder’s notice must have been received not later than the close of business on March 4, 2013 nor earlier than the opening of business on February 1, 2013, provided, further, that if the 2013 annual meeting is held more than 30 days earlier or more than 60 days later than June 1, 2013, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting or special meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this Section 3.2.

(c)    Notwithstanding anything in paragraph (b) to the contrary, if the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d)    To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned of record or are directly or indirectly owned beneficially by the person, (D) any Derivative Instrument directly or indirectly owned beneficially by such nominee and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as they appear on the Corporation’s books, and the name and address of any Stockholder Associated Person, (B) the class or series and number of shares of capital stock of the Corporation that are owned of record or directly or indirectly owned beneficially by such Stockholder and any Stockholder Associated Person, (C) any Derivative Instrument directly or indirectly owned beneficially by such stockholder or Stockholder Associated Person and any other direct or indirect opportunity of such stockholder or any Stockholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of the Corporation, (E) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of this Section 3.2 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights beneficially owned, directly or indirectly, by such stockholder or Stockholder Associated Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household, (I) a description of all agreements, arrangements or understandings (written or oral) between or among such stockholder, any Stockholder Associated Person, any proposed nominee or any other person or persons (including their names) pursuant to which the nomination or nominations are to be made by such stockholder, (J) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (K) any other information relating to such stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (L) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder or any Stockholder Associated Person, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand and (M) a statement of whether such stockholder or any Stockholder Associated Person intends, or is part of a group that intends, to solicit proxies for the election of the proposed nominee. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e)    A stockholder providing notice of a director nomination shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.2 shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (x) in the case of the update and supplement required to be made as of such record date, not later than five business days after such record date and (y) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof). In addition, at the request of the Board, a proposed nominee shall furnish to the Secretary of the Corporation within ten days after receipt of such request such information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee, and if such information is not furnished within such time period, the notice of such director’s nomination shall not be considered to have been timely given for purposes of this Section 3.2.
(f)    Except as otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of one or more series of Preferred Stock to nominate and elect directors, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.2. If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(g)    In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation or the right of the Board to fill newly created directorships and vacancies on the Board pursuant to the Certificate of Incorporation.
Section 3.3    Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
ARTICLE IV
BOARD MEETINGS
Section 4.1    Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2    Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.
Section 4.3    Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4    Quorum; Required Vote. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5    Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6    Organization. The Board shall elect a Chairman of the Board from among the directors. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1    Establishment. The Board may by resolution passed by a majority of the Whole Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2    Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3    Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.
Section 5.4    Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1    Officers. The officers of the Corporation elected by the Board may include a Chief Executive Officer, a President, a Treasurer, a Secretary and such other officers (including without limitation a Chief Financial Officer, Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.
(f)    Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer shall preside when present at all meetings of the stockholders and (if he or she shall be a director) of the Board.
(g)    President. The President, if any, shall be subject to the direction and control of the Chief Executive Officer and the Board and shall have such powers and duties as the board of directors, or the Chief Executive Officer may assign to the President. If the absence (or inability or refusal to act) of the Chief Executive Officer, the President shall preside when present at all meetings of the stockholders and (if he or she shall be a director) of the Board.
(h)    Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function. Specifically, Vice Presidents may include Executive Vice Presidents and Senior Vice Presidents.
(i)    Secretary.
(i)    The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii)    The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(j)    Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(k)    Treasurer. The Treasurer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation which from time to time may come into the Treasurer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).
(l)    Assistant Treasurers. The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer, perform the duties and exercise the powers of the Treasurer.
Section 6.2    Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders. All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3    Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4    Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.
ARTICLE VII
SHARES
Section 7.1    Certificated and Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in accordance with Section 7.3 representing the number of shares registered in certificate form. The Corporation shall not have power to issue a certificate representing shares in bearer form.
Section 7.2    Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3    Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4    Consideration and Payment for Shares.
(a)    Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities.
(b)    Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.
Section 7.5    Lost, Destroyed or Wrongfully Taken Certificates.
(a)    If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b)    If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6    Transfer of Stock.
(a)    If a certificate representing shares of the Corporation is presented to the Corporation with a stock power or other indorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i)    in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii)     (A) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii)    the Corporation has received a guarantee of signature of the person signing such indorsement or instruction or such other reasonable assurance that the indorsement or instruction is genuine and authorized as the Corporation may request;
(iv)    the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v)    such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b)    Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7    Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 7.8    Effect of the Corporation’s Restriction on Transfer.
(a)    A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b)    A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares.
Section 7.9    Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1    Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2    Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law (“DGCL”) requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.
Section 8.3    Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim to the fullest extent permitted by law. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit. In any suit brought by (a) the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4    Non-Exclusivity of Rights. The rights provided to Covered Persons pursuant to this Article VIII shall not be exclusive of any other right that any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5    Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 8.6    Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner permitted by law to indemnify and to advance expenses to persons other than Covered Persons. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this Article VIII.
Section 8.7    Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
Section 8.8    Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9    Contract Rights. The rights provided to Covered Persons pursuant to this Article VIII (a) shall be contract rights based upon good and valuable consideration, pursuant to which a Covered Person may bring suit as if the provisions of this Article VIII were set forth in a separate written contract between the Covered Person and the Corporation, (b) shall fully vest at the time the Covered Person first assumes his or her position as a director or officer of the Corporation, (c) are intended to be retroactive and shall be available with respect to any act or omission occurring prior to the adoption of this Article VIII, (d) shall continue as to a Covered Person who has ceased to be a director or officer of the Corporation and (e) shall inure to the benefit of the Covered Person’s heirs, executors and administrators.
Section 8.10    Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1    Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2    Fixing Record Dates.
(a)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a record date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
(c)    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or the Secretary of the Corporation. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is otherwise required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
Section 9.3    Means of Giving Notice.
(c)    Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(d)    Notice to Stockholders. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(e)    Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.
(f)    Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(g)    Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. If the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12‑month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. If the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4    Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5    Meeting Attendance via Remote Communication Equipment.
(a)    Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:
(i)    participate in a meeting of stockholders; and
(ii)    be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b)    Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation, or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6    Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7    Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8    Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chief Executive Officer, the President or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chief Executive Officer, President or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9    Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10    Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11    Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12    Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chief Executive Officer, President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13    Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chief Executive Officer, the President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14    Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15    Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least 66⅔% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.